Supplement to the Spartan® Short-Intermediate Municipal Income Fund
October 25, 1999 Prospectus

On September 13, 2000, shareholders of Spartan Short-Intermediate Municipal Income Fund approved a proposal to change the fund's current all-inclusive management fee structure to a group fee structure that is standard for other comparable Fidelity municipal bond funds effective October 1, 2000.

The following information replaces the second bullet found under the heading "Principal Investment Strategies" in the "Fund Summary" section on page 3.

  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.

The following information replaces the fourth bullet under the heading "Principal Investment Strategies" in the "Investment Summary" section on page 3.

  Managing the fund to have similar overall interest rate risk to the Lehman Brothers 1-6 Year Municipal Bond Index.

The following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 5.

Annual fund operating expenses (paid from fund assets)

Management fee	0.38%
Distribution and Service (12b-1) fee	None
Other expenses	0.13%
Total annual fund operating expensesA	0.51%

A Effective October 1, 2000, FMR has agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.53%. This arrangement will remain in effect through December 31, 2001.

FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

1 year	$ 52
3 years	$ 164
5 years	$ 285
10 years	$ 640

The following information replaces the second paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

The following information replaces the fourth paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

FMR uses the Lehman Brothers 1-6 Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. In addition, the fund normally maintains a dollar-weighted average maturity between two and five years. As of October 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately 2.9 and 3.3 years, respectively.

The following information replaces the second paragraph under the heading "Fundamental Investment Policies" on page 8.

Spartan Short-Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 21.

Christine Thompson is vice president and manager of Spartan Short-Intermediate Municipal Income Fund, which she has managed since July 2000. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior research analyst and manager.

The following information replaces the eleventh and twelfth paragraphs found under the heading "Fund Management" in the "Fund Services" section on page 21.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2000, the group fee rate would have been 0.1250%. The individual fund fee rate is 0.25%.

For the fiscal year ended August 31, 2000, the fund paid FMR a management fee of 0.55% of the fund's average net assets and FMR paid all other expenses of the fund with limited exceptions.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 21.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease the fund's expenses and boost its performance.

STM-00-06	October 8, 2000
1.478063.108